Q1 2014 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted April 17, 2014 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q1 2014 Long-term Base Fees of $2.217 billion
Long-term Assets Under Management of $4.106 trillion at March 31, 2014
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
9%
Multi-asset
13%
Fixed Income
31%
Fixed Income
22%
Equity
57%
Equity
57%
iShares
23%
iShares
35%
Retail
12%
Retail
35%
Institutional
65%
Institutional
30%
AUM Base Fees AUM Base Fees
Index
42%
Index
10%
iShares
23%
iShares
35%
Asia-Pacific 8%
Asia-Pacific 7%
EMEA
32%
EMEA
30%
Americas
60%
Americas
63%
Active
35%
Active
55%
AUM Base Fees AUM Base Fees

$47
$39
$41
$27
$25
$12
$4
($10)
($43)
Q1 2012 1
Q2 2012
Q3 2012 1
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

$1
$2
$5
$4
$9
$5
$8
$17
$14
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

$18
$6
$25
$36
$26
($1)
$20
$19
$8
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

($30)
($4)
($73)
$7
$5
$8
($3)
$5
$5
Q1 2012 1
Q2 2012
Q3 2012 1
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

BlackRock

Long-term net flows ($ in billions)
Total Long-Dated Retail
iShares Institutional
0% 2% 3% 5% 6% 7% 10%
9% 6% 14% 14% 13% 11% 8%
LTM organic growth rate
(2%) (5%) (5%) (3%) (2%) 1% 1%
0% (1%) 0% 1% 2% 4% 3% 3%
13%
10%
1%
(1) Includes the effects of single-client institutional fixed income index redemptions that totaled $36.0 billion in Q1 2012 and $74.2 billion in Q3 2012.
Note: LTM organic growth rate measures rolling last twelve months net new flows over beginning period assets.
0% 1%
10% (2%)
LTM organic growth rate LTM organic growth rate
LTM organic growth rate

38.6%
39.2%
40.7%
42.6%
40.0%
41.3%
41.2%
42.7%
41.4%
$825
$832
$876
$1,041
$921
$982
$978
$1,143
$1,062
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

$3.16
$3.10
$3.47
$3.96
$3.65
$4.15
$3.88
$4.92
$4.43
$575
$558
$610
$695
$637
$722
$672
$851
$762
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

BLACKROCK

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted Operating Income and Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (5) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income Operating Margin
• Operating income, as adjusted of $1,062 million up 15% year-over-year
• Operating margin, as adjusted of 41.4% expanded 140 bps year-over-year
• Net income, as adjusted of $762 million, up 20% year-over-year
• EPS, as adjusted of $4.43, up 21% year-over-year
Net Income EPS

181.9
179.6
175.5
175.2
174.6
173.9
173.4
173.0
171.9
$1,043
$125
$43
$167
$166
$250
$250
$250
$250
$250
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Share Repurchases
Weighted average diluted shares

88%
235%
72%
55%
66%
61%
74%
74%
64%
81%
50%
47%
40%
37%
49%
39%
39%
34%
48%
$1.50
$1.50
$1.50
$1.50
$1.68
$1.68
$1.68
$1.68
$1.93
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Dividends
GAAP Dividend Payout Ratio
Total GAAP Payout Ratio

BLACKROCK

Capital management (amounts in millions, except per share data)
Share repurchases and weighted average diluted shares
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
Dividends and Payout Ratios
Amount includes $1.0 billion May 2012 buyback of 6.4 million shares from Barclays.
GAAP dividend payout ratio = Dividends declared / GAAP net income.
GAAP payout ratio = (Dividends declared + share repurchases) / GAAP Net income.

Major market indices and exchange rates
Spot Average Level
% Change
Q1 2014 vs.
Q1 2014 Q4 2013 % Change Q1 2014 Q1 2013 Q4 2013 Q1 2013 Q4 2013
Equity Indices:
Domestic
S&P 500 1,872 1,848 1% 1,835 1,513 1,770 21% 4%
Global
MSCI Barra World Index 1,674 1,661 1% 1,647 1,405 1,602 17% 3%
MSCI Europe Index 114 112 2% 113 100 109 13% 4%
MSCI AC Asia Pacific Index 138 141 (2%) 137 133 141 3% (3%)
MSCI Emerging Markets Index 995 1,003 (1%) 957 1,059 1,011 (5%)
S&P Global Natural Resources 3,499 3,503 0% 3,429 3,524 3,418 0%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,840 1,807 2% 1,831 1,837 1,814 0% 1%
Foreign Exchange Rates:
GBP to USD 1.67 1.66 1% 1.66 1.55 1.62 7% 2%
EUR to USD 1.38 1.38 0% 1.37 1.32 1.36 4% 1%
(10%)
(3%)

$169
$50
$28
$2
($7)
($21)
$2,449
$2,670
Q1 2013
Base Fees ex Sec Lending
Performance Fees
BRS & Advisory
Distribution Fees
Securities Lending
Other Revenue
Q1 2014

$2,777
$6
$5
($3)
($5)
($110)
$2,670
Q4 2013
Base Fees ex Sec Lending
Securities Lending
BRS & Advisory
Other Revenue
Performance Fees
Q1 2014

BLACKROCK

Revenue
Q1 2014 Compared to Q1 2013
$221 million
Total Revenue
Q1 2014
$2,670 million
Q1 2014 Compared to Q4 2013
($107) million
Percentage Change Sequential
Basis Fees ex. SL 8% 0%
Securities Lending (6) 5
Performance Fees 46 (41)
BRS & Advisory 22 (2)
Distribution Fees 12 0
Other Revenue (30) (9)
Total 9 (4)
81%
4%
6%
6%
1%
2%
Base Fees ex. SL
Securities Lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
Year-over-Year

20%
28%
14%
5%
12%
8%
7%
3%
3%
20%
27%
15%
5%
12%
7%
7%
3%
4%
20%
29%
14%
5%
12%
8%
6%
3%
3%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash

$2,129
$63
$38
$30
$18
$15
$12
$1
($3)
($12)
$2,291
Q1 2013
iShares EQ
Multi-Asset
Active EQ
Non-ETF Index EQ
Alts
Active FI
Non-ETF Index FI
iShares FI
Cash
Q1 2014

$2,280
$12
$10
$10
$3
($1)
($2)
($3)
($6)
($12)
$2,291
Q4 2013
Active EQ
Multi-Asset
Non-ETF Index EQ
Active FI
Non-ETF FI
iShares FI
Cash
Alts
iShares EQ
Q1 2014

BLACKROCK®

Investment advisory, administration fees and securities lending revenue
Q1 2014: $2,291 million
Q1 2014 Compared to Q1 2013
Investment advisory, administration fees and securities lending revenue
Q1 2014 Compared to Q4 2013
Q1 2013: $2,129 million Q4 2013: $2,280 million
$162 million
$11 million

$1,528
($18)
($2)
($2)
$1
$3
$18
$80
$1,608

$1,634
($97)
$1
$2
$12
$56
$1,608

BLACKROCK®

Expenses
Q1 2014
$1,608 million
Expenses, as adjusted, by Category
Q1 2014 Compared to Q1 2013, as adjusted
(1) G&A and compensation & benefits expenses exclude fund launch costs incurred in first quarter 2013, which are presented separately above.
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement and notes (1) through (5) in the current earnings release.
$80 million
Q1 2014 Compared to Q4 2013, as adjusted
($26) million
Percentage Change Sequential
9% 6%
(2) 2
25 7
11 7
(5) (24)
3 0
Total 5 (2)
60%
6%
1%
11%
19%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
Year-over-Year
Amort. of Deferred Sales Commissions
Distribution & Servicing Costs
Employee Comp. & Benefits
Direct Fund Expenses
General & Administrative
Amortization of Intangibles
Q1 2013 Fund Launch
Costs
G&A(1) Distribution
& Servicing
Amort -
Intangibles
Amort -
DSCs
Direct Fund
Comp &
Benefits(1)
Q1 2014
Q4 2013 G&A
Amort -
DSCs
Distribution
& Servicing
Direct Fund Comp &
Benefits
Q1 2014

2012 2013 2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Operating Income
GAAP $815 $829 $875 $1,005 $909 $849 $966 $1,133 $1,051
Non-GAAP adjustments 10 3 1 36 12 133 12 10 11
As Adjusted $825 $832 $876 $1,041 $921 $982 $978 $1,143 $1,062
Nonoperating Income (Expense)
GAAP $23 ($40) $30 ($67) $41 $69 ($18) $24 $17
Non-GAAP adjustments (8) (3) (17) 40 (38) (57) (3) (11) 9
As Adjusted $15 ($43) $13 ($27) $3 $12 ($21) $13 $26
Net Income
GAAP $572 $554 $642 $690 $632 $729 $730 $841 $756
Non-GAAP adjustments 3 4 (32) 5 5 (7) (58) 10 6
As Adjusted $575 $558 $610 $695 $637 $722 $672 $851 $762
Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP adjustments include amounts related to the PennyMac Charitable Contribution, U.K. lease exit costs, a contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax changes, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (5) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important Notes
This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,”
“believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,”
“sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of
BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated April 17, 2014, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.